                                                                    Exhibit 10.2



     A PARTNERSHIP OF                         JONES, JENSEN
PROFESSIONAL CORPORATIONS                                                                                                    MEMBERS

R. Gordon Jones, CPA, PC                     &  CO M P A N Y                      American Institute of Certified Public Accountants
Mark P. Jensen, CPA, PC                                                             Utah Association of Certified Public Accountants
Franklin L. Hunt, CPA, PC                                                                                       SEC Practice Section
                                                                                                  Private Companies Practice Section
                            C E R T I F I E D P U B L I C  A C C O U N T A N T S               Independent Accountants International
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                        CONSENT OF INDEPENDENT AUDITORS'


Board of Directors
Sound Industries, Ltd. And Subsidiary
Scottsdale, Arizona


WE CONSENT TO THE USE IN THIS REGISTRATION STATEMENT OF SOUND INDUSTRIES, LTD.
AND SUBSIDIARY ON FORM 10-SB, OF OUR REPORT DATED MAY 15, 1997 OF SOUND
INDUSTRIES, LTD. AND SUBSIDIARY FOR THE YEARS ENDED SEPTEMBER 30, 1996 AND 1995
AND FOR THE SIC MONTHS ENDED MARCH 31, 1997 AND OUR REPORT DATED APRIL 3, 1997
OF SCOTTSDALE TECHNOLOGIES, INC. FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995,
WHICH ARE PART OF THIS REGISTRATION STATEMENT AND TO ALL REFERENCES TO OUR FIRM
INCLUDED IN THIS REGISTRATION STATEMENT.

Jones, Jensen & Company

/s/ Jones Jensen & Company

Salt Lake City, Utah
November 18, 1997



  50 SOUTH MAIN STREET, SUITE 1450, SALT LAKE CITY, UTAH 84144 TELEPHONE (801)
                       328-4408, FACSIMILE (801) 328-4461